UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:  October 10, 2013

AXIOM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Dr.
Oro Valley, AZ 85755
(Address of principal executive offices) (Zip Code)

(520) 318-5595
Company’s telephone number, including area code

Axiom Gold and Silver Corp.
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.07.

Item 8.01. Other Events.

In our Information Statement filed on a Definitive Schedule 14-C with the U.S. Securities and Exchange Commission on September 13, 2013 and subsequently mailed to the non-objecting beneficial owners of our stock, we noticed our stockholders of certain actions that had been approved by our sole director and our majority stockholder.  These actions were approved by our sole director on August 27, 2013 and were approved by a holder of 222,195,650 shares of our common stock, representing approximately 89.7% of our outstanding common stock, in a written consent in lieu of an Annual Meeting (the "Written Consent") on August 27, 2013.  The approved corporate actions were to:

●
enact a reverse stock split whereby every 25 shares of common stock held by a stockholder were to be exchanged for one share of our common stock with any fractional shares to be rounded up to the nearest whole share (the “Reverse Stock Split”),

●	amend our Articles of Incorporation to change our name from “Axiom Gold and Silver Corp.” to “Axiom Oil and Gas Corp.” (the “Name Change”),

●	reappoint Robert Knight to the Board of Directors to serve for a one-year term or until his respective successor is elected and qualified (“Director Reappointment”) and

●	approve the selection of Cowan, Gunteski & Company, P.A. as our independent auditors for the fiscal year ended August 31, 2013 (“Auditor Approval”).

We filed with the Nevada Secretary of State a Certificate of Change Pursuant to NRS 78.209 to enact the Reverse Stock Split on October 10, 2013.  As a result, the number of outstanding shares of our common stock was reduced on October 10, 2013 from 247,819,016 shares to approximately 9,912,760 shares. The respective relative voting rights and other rights that accompany the common stock were not altered by the Reverse Stock Split, the number of shareholders was not altered by the Reverse Stock Split and the common stock will continue to have a par value of $0.001 per share. The consummation of the Reverse Stock Split did not alter the number of our authorized shares of capital stock which shall remain at 300,000,000 shares of common stock and 10,000,000 shares of preferred stock.

We filed with the Nevada Secretary of State a Certificate of Amendment to our Articles of Incorporation to enact the Name Change on October 10, 2013.  As a result, our name became “Axiom Oil and Gas Corp.” on October 10, 2013.

The Director Reappointment and Auditor Approval became effective on October 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axiom Oil and Gas Corp

Dated:  October 15, 2013

By:  /s/ Robert Knight
Name:  Robert Knight
Title:  Chief Executive Officer